File No. 333-89236
File No. 811-21104

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director and Chief Executive Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2010.

HOWARD R. FRICKE
Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 17th day of November, 2010.

RACHEL MEYER
Notary Public

My Commission Expires:

6-5-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Frye, being a Director and Chief Financial Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2010.

JOHN F. FRYE
John F. Frye

SUBSCRIBED AND SWORN to before me this 17th day of November, 2010.

RACHEL MEYER
Notary Public

My Commission Expires:

6-5-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2010.

JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 17th day of November, 2010.

RACHEL MEYER
Notary Public

My Commission Expires:

6-5-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael P. Kiley, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of November, 2010.

MICHAEL P. KILEY
Michael P. Kiley

SUBSCRIBED AND SWORN to before me this 16th day of November, 2010.

RACHEL MEYER
Notary Public

My Commission Expires:

6-5-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, James F. Mullery, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of November, 2010.

JAMES F. MULLERY
James F. Mullery

SUBSCRIBED AND SWORN to before me this 16th day of November, 2010.

RACHEL MEYER
Notary Public

My Commission Expires:

6-5-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of November, 2010.

DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 16th day of November, 2010.

RACHEL MEYER
Notary Public

My Commission Expires:

6-5-2013

POWER OF ATTORNEY

STATE OF	VA	)
) ss.
COUNTY OF	FAIRFAX	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Wayne S. Diviney, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2010.

WAYNE S. DIVINEY
Wayne S. Diviney

SUBSCRIBED AND SWORN to before me this 3rd day of December, 2010.

MONA YOUNES
Notary Public

My Commission Expires:

11/30/13

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	WESTCHESTER	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2010.

STEPHEN R. HERBERT
Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 1st day of December, 2010.

ELISA SCARAZZINI
Notary Public

My Commission Expires:

5/31/14

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Howard R. Fricke, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2010.

KATHERINE P. WHITE
Katherine P. White

SUBSCRIBED AND SWORN to before me this 2nd day of December, 2010.

DOLORES F. MARTIN
Notary Public

My Commission Expires:

8/22/13